Filed Pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-23210

Supplement dated October 3, 2019 to the

Prospectus
each dated January 31, 2019, as previously supplemented, of the

ETFMG Prime Mobile Payments ETF (IPAY) ETFMG Prime Cyber Security ETF (HACK) ETFMG Drone Economy Strategy ETF (IFLY) ETFMG Video Game Tech ETF (GAMR) ETFMG Prime Junior Silver ETF (SILJ)	Etho Climate Leadership U.S. ETF (ETHO) BlueStar Israel Technology ETF (ITEQ) AI Powered Equity ETF (AIEQ) ETFMG Alternative Harvest ETF (MJ)
(each, a “Fund”, and collectively, the “Funds”)

Effective October 3, 2019, each Fund will engage in securities lending.
As a result of the above change, the Principal Investment Strategies section of the Funds' Prospectus has been supplemented with the following:
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
In addition, the Principal Risks and Additional Risk Information sections of the Funds' Prospectus has been supplemented with the following:
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with the cash collateral.
The Additional Information about the Funds' Investment Objectives and Strategies section of the Funds' Prospectus has been supplemented with the following:
The Fund, as part of its securities lending program, may invest collateral in an affiliated series of ETF Managers Trust, ETFMG Sit Ultra Short ETF. ETF Managers Group LLC serves as the investment adviser to ETFMG Sit Ultra Short ETF.
Effective immediately all references to inception date for the following Funds are replaced with the applicable inception date as follows:
ETFMG Prime Cyber Security ETF (HACK) inception date November 11, 2014
BlueStar Israel Technology ETF (ITEQ) inception date November 2, 2015
Etho Climate Leadership U.S. ETF (ETHO) inception date November 18, 2015
ETFMG Alternative Harvest ETF (MJ) inception date December 2, 2015
ETFMG Drone Economy Strategy ETF (IFLY) inception date March 8, 2016
ETFMG Video Game Tech ETF (GAMR) inception date March 8, 2016
ETFMG Prime Mobile Payments ETF (IPAY) inception date July 15, 2015
AI Powered Equity ETF (AIEQ) inception date October 17, 2017
ETFMG Prime Junior Silver ETF (SILJ) inception date November 28, 2012

The ETFMG Prime Cyber Security ETF (HACK) Performance Information sections of the Funds' Prospectus and Summary Prospectus has been revised with the following:
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 17.40% (quarter ended September 30, 2016) and the Fund’s lowest return for a calendar quarter was -19.81% (quarter ended September 30, 2015).
The ETFMG Prime Junior Silver ETF (SILJ) Performance Information sections of the Funds' Prospectus and Summary Prospectus has been revised with the following:
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 70.46% (quarter ended March 31, 2016) and the Fund’s lowest return for a calendar quarter was -42.17% (quarter ended June 30, 2013).